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                                                                      EXHIBIT 10

                               TCW GALILEO FUNDS

           ADDENDUM TO INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

                        TCW GALILEO MID-CAP GROWTH FUND

     The Investment Advisory and Management Agreement ("Agreement") dated as of February 20, 1993, by and between TCW Galileo Funds, Inc. (the "Company") and TCW Funds Management, Inc. (the "Adviser") provides that, in the event the Company establishes one or more funds with respect to which it desires to retain the Adviser to act as Investment Adviser, it shall notify the Adviser in writing and the Adviser may accept such appointment in writing. The Company has created a new fund called TCW Galileo Mid-Cap Growth Fund (the "Fund") for which the Company desires the Adviser to act as, and for which the Adviser desires to serve as, investment adviser.

     All terms of the Agreement shall apply to the Fund, except that:

     (a) The Company shall pay the Adviser compensation for services performed with respect to the Fund in accordance with Section 4 of the Agreement a fee computed at an annual rate specified in the following chart:

Fund                                 ANNUAL FEE RATE
----                                 (expressed as a percentage of net assets)
                                     -----------------------------------------

TCW Galileo Mid-Cap Growth Fund      1.00%

     (b) The Adviser shall, until December 31, 1996, reduce its fee, or pay the operating expenses of the Fund, to the extent necessary to limit the ordinary annual operating expenses (including without limitation amortization of organizational expenses) of the Fund (other than brokerage fees and commissions, interest, taxes and certain extra extraordinary expenses) to the maximum percentage expressed below of such Fund's average net asset value for the calendar year ended December 31, 1996:

Fund                                 ANNUAL FEE RATE
----                                 (expressed as a percentage of net assets)
                                     -----------------------------------------

TCW Galileo Mid-Cap Growth Fund      1.20%


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     IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Addendum to Investment Advisory and Management Agreement as of February __, 1996 in Los Angeles, California.

                                      TCW GALILEO FUNDS, INC.


                                      By:
                                         -----------------------------------

                                      Title:
                                            --------------------------------

Attest


-----------------------------------
Secretary


                                      TCW FUNDS MANAGEMENT, INC.


                                      By:
                                         ----------------------------------

                                      Title:
                                            -------------------------------

Attest


-----------------------------------
Secretary